Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan L. Hunte, Executive Vice President and Chief Financial Officer of Trenwick Group Ltd., hereby certify to the best of my knowledge and belief that this Quarterly Report on Form 10-Q fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Quarterly Report on Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of Trenwick Group Ltd. Date: May 14, 2003


        /s/ Alan L. Hunte
        ---------------------------
        Alan L. Hunte
        Executive Vice President
        and Chief Financial Officer